Exhibit 10.1

FOURTH AMENDMENT

TO

NOTE PURCHASE AGREEMENT

Dated as of April 12, 2005

AMONG

QUICKSILVER RESOURCES, INC.,

AS ISSUER,

THE GUARANTORS,

BNP PARIBAS,

AS COLLATERAL AGENT,

AND

THE PURCHASERS PARTY HERETO

FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Fourth Amendment”) dated as of April 12, 2005, is among QUICKSILVER RESOURCES, INC., a Delaware corporation (the “Company”); each of the undersigned Guarantors (collectively, the “Guarantors”); BNP PARIBAS, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the purchasers party to the Note Purchase Agreement referred to below (collectively, the “Purchasers”); and each of the undersigned Purchasers.

RECITALS

A. The Company, the Collateral Agent and the Purchasers are parties to that certain Note Purchase Agreement dated as of June 27, 2003, as amended by the First Amendment to Note Purchase Agreement dated as of January 30, 2004, the Second Amendment to Note Purchase Agreement dated as of July 28, 2004 and the Third Amendment to Note Purchase Agreement dated as of September 14, 2004 (as amended, the “Note Purchase Agreement”), pursuant to which the Purchasers have purchased $70 million of the Company’s Floating and Fixed Rate Senior Subordinated Second Lien Mortgage Notes due December 31, 2006 (the “Notes”).

B. The Company has requested and the Purchasers have agreed to amend certain provisions of the Note Purchase Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Note Purchase Agreement, as amended by this Fourth Amendment. Unless otherwise indicated, all references to sections or schedules in this Fourth Amendment refer to sections of, or schedules to, the Note Purchase Agreement.

Section 2. Amendments to Note Purchase Agreement.

2.1 Amendment to Section 9.1(a)(iii)(A). Section 9.1(a)(iii)(A) is hereby amended by deleting the reference to “$300,000,000” in the third line thereof and replacing it with “$450,000,000”.

2.2 Amendments to Schedule B. The definitions in Schedule B are hereby amended as follows:

(a) The definition of “Permitted Investments” is hereby amended by deleting each reference to “$10,000,000” in clauses (iii) and (iv) of subsection (g) of such definition and replacing it with “$20,000,000”.

(b) The definition of “Permitted Liens” is hereby amended by deleting the word “and” after the semicolon in clause (g) thereof; deleting the period at the end of clause (h) thereof and replacing it with “; and”; and adding the following clause (i) after clause (h) thereof:

(i) Liens not otherwise permitted by clauses (a) through (h) of this definition; provided that neither (A) the aggregate outstanding principal amount of the obligations of the Company and any Subsidiary secured thereby nor (B) the fair market value of the assets subject thereto, exceeds $10,000,000 in the aggregate at any time.

(c) The definition of “Senior Indebtedness” is hereby amended by deleting each reference to “$300,000,000” wherever it appears in such definition and replacing it with “$450,000,000”.

2.3 Amendment to Disclosure Schedule. Schedule C-1 (the Disclosure Schedule) is hereby amended and restated to read as set forth on Schedule C-1 attached as Exhibit A to this Fourth Amendment, which supersedes and replaces in its entirety Schedule C and Schedule C-1 to the Note Purchase Agreement.

Section 3. Conditions Precedent. This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Effective Date”):

3.1 On or prior to the Effective Date, (a) the Collateral Agent and each Purchaser shall have received all fees and other amounts due and payable in connection with this Fourth Amendment in accordance with Section 14.1 of the Note Purchase Agreement and (b) each Purchaser shall have received, for its own account, a working fee equal to $10,000.

3.2 The Collateral Agent shall have received from all of the Purchasers, the Senior Indebtedness Representative, the Company and the Guarantors counterparts (in such number as may be requested by the Collateral Agent) of this Fourth Amendment signed on behalf of such Persons.

3.3 No Default shall have occurred and be continuing, after giving effect to the terms of this Fourth Amendment.

3.4 The Collateral Agent shall have received such other documents as the Collateral Agent or special counsel to the Collateral Agent may reasonably request.

The Collateral Agent shall notify the Company and the Purchasers in writing of the Effective Date.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Note Purchase Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Company and each Guarantor hereby (i) acknowledges the terms of this Fourth Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Transaction Document to which it is a party and agrees that each Transaction Document to which it is a party remains in full force and effect, except as expressly amended hereby; and (iii) represents and warrants to the Purchasers that as of the date hereof, after giving effect to the terms of this Fourth Amendment: (A) all of the representations and warranties contained in each Transaction Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct, as of such specified earlier date, (B) no Default has occurred and is continuing and (C) since December 31, 2002, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4.3 Transaction Document. This Fourth Amendment is a “Transaction Document” as defined and described in the Note Purchase Agreement and all of the terms and provisions of the Note Purchase Agreement relating to Transaction Documents shall apply hereto.

4.4 Purchasers’ Satisfaction. For purposes of determining compliance with the conditions specified in Section 3 hereof, each of the undersigned Purchasers shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Purchaser upon its execution and delivery of a counterpart of this Fourth Amendment.

4.5 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.6 No Oral Agreement. THIS FOURTH AMENDMENT, THE NOTE PURCHASE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.7 GOVERNING LAW. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

COMPANY:	QUICKSILVER RESOURCES INC.

	By:	/s/ MarLu Hiller
		Name:	MarLu Hiller
		Title:	Treasurer

GUARANTORS:	BEAVER CREEK PIPELINE, L.L.C.

	By:	/s/ MarLu Hiller
		Name:	MarLu Hiller
		Title:	Treasurer

TERRA ENERGY LTD.

	By:	/s/ MarLu Hiller
		Name:	MarLu Hiller
		Title:	Treasurer

MERCURY MICHIGAN, INC.

	By:	/s/ MarLu Hiller
		Name:	MarLu Hiller
		Title:	Treasurer

GTG PIPELINE CORPORATION

	By:	/s/ MarLu Hiller
		Name:	MarLu Hiller
		Title:	Treasurer

[Signature Page to Fourth Amendment]

TERRA PIPELINE COMPANY

By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

COWTOWN PIPELINE FUNDING, INC.

By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

COWTOWN PIPELINE MANAGEMENT, INC.

By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

COWTOWN PIPELINE L.P.

By:	Cowtown Pipeline Management, Inc., as General Partner

	By:	/s/ MarLu Hiller
		Name:	MarLu Hiller
		Title:	Treasurer, Quicksilver Resources Inc.

[Signature Page to Fourth Amendment]

COLLATERAL AGENT:	BNP PARIBAS, as a Purchaser and as Collateral Agent

	By:	/s/ Gabe Ellisor
		Name:	Gabe Ellisor
		Title:	Vice President

	By:	/s/ Russell Otts
		Name:	Russell Otts
		Title:	Vice President

PURCHASERS:	FORTIS CAPITAL CORP.

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

	By:	/s/ Deirdre Sanborn
	Name:	Deirdre Sanborn
	Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By:	/s/ Kelly A. Brendel
	Name:	Kelly A. Brendel
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ Phil Ballard
	Name:	Phil Ballard
	Title:	Senior Vice President

[Signature Page to Fourth Amendment]

CONSENT

The undersigned Senior Indebtedness Representative, on behalf of the Required Banks, hereby consents to this Fourth Amendment as of the date first written above.

SENIOR INDEBTEDNESS REPRESENTATIVE:	JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as Global Administrative Agent for the Banks, on behalf of the Required Banks

	By:	/s/ J. Scott Fowler
	Name:	J. Scott Fowler
	Title:	Vice President

[Signature Page to Fourth Amendment]